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                                                                   Exhibit 10.24
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AMENDMENT NUMBER ONE TO THAT LEASE AGREEMENT DATED NOVEMBER 22, 1999 BETWEEN
RYAN OAKS, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, BY APSARA, INC., A CALIFORNIA CORPORATION, ITS MANAGING MEMBER (AS SUCCESSOR IN INTEREST TO SPIEKER PROPERTIES, L.P., A CALIFORNIA LIMITED PARTNERSHIP), AS LANDLORD, AND EARLYCHILDHOOD, LLC, A LIMITED LIABILITY COMPANY, AS TENANT FOR PREMISES LOCATED AT 2 LOWER RAGSDALE DRIVE, SUITE 125, MONTEREY, CALIFORNIA.

The above described Lease Agreement will be amended as follows to provide for Tenant's installation of a generator.

1. Tenant shall, at Tenant's sole cost and expense, install a generator with a self-contained above-ground fuel tank (the "Generator") in the area (the "Area") which Area shall be selected by Landlord in Landlord's sole discretion; provided, however, that in Landlord's sole determination, such installation of the Generator is feasible with respect to, among other things, available location, weight and size of the Generator. Landlord requires the Generator enclosure to be painted out to match the Building. Landlord reserves the right to require Tenant to screen the Generator enclosure with a fence and landscaping. Prior to Landlord's selection of the Area, if such selection is made, Tenant shall provide Landlord with a detailed written statement describing the specifications of the Generator for Landlord's approval, which approval may be withheld in Landlord's sole discretion. Provided that pursuant to the terms of this Lease, Tenant does install the Generator, the Generator shall remain the property of Tenant for its own exclusive use. Tenant, at Tenant's expense, shall remove the Generator and restore the Area and all interior and exterior alterations made pursuant to the installation of the Generator by Tenant by the expiration or earlier termination of this Lease, to its condition existing prior to the installation of the Generator and in a manner consistent with the terms of this Lease.

2. Tenant shall at all times during the Term, at Tenant's expense, maintain all parts of the Generator and such portions of the Area as are within the exclusive control of Tenant in a good, clean and working condition and promptly make all necessary repairs and replacements, as reasonably determined by Landlord, with materials and workmanship of the same character, kind and quality as the original. Notwithstanding anything to the contrary contained herein, Tenant shall, at its expense, promptly repair any damage to the Generator or the Area resulting from or caused by any negligence or act of Tenant or Tenant's parties.

3. The terms of Paragraph 4D hereof (Hazardous Materials) and Tenant's obligations thereunder, shall apply to the Area and the Generator and the use thereof.

4. Paragraph 19, Security Deposit: $23,278.00. Tenant agrees to increase security deposit $7,500.00 and that $7,500.00 of the security deposit will be used to remove the Generator and restore the Area and all interior and exterior alterations made pursuant to the installation of the Generator upon lease termination.

All other items and conditions of the Lease Agreement shall remain in full force and effect.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 6th day of April, 2001.

LANDLORD:                                TENANT:

RYAN OAKS, LLC,                          EARLYCHILDHOOD, LLC,
a California limited liability company   a California limited liability company

By:  APSARA, INC.                        By:    /s/ Ron Elliott
     a California corporation                --------------------------
Its: Managing Member                         Ron Elliott, President

                                         Date:  March 29, 2001
                                               ------------------------
By:      /s/ Patrick M. Gardner
     ---------------------------------
     Patrick M. Gardner, President

Date:    4/6/01
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